Exhibit 10.3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1ST AMENDMENT

TO THE

LICENSE AND COLLABORATION AGREEMENT

by and between

DAIICHI SANKYO EUROPE GMBH

and

ESPERION THERAPEUTICS, INC.

June 18, 2020

THIS 1st AMENDMENT to the LICENSE AND COLLABORATION AGREEMENT (this “1st Amendment”), entered into as of June 18, 2020 (the “1st Amendment Effective Date”), is entered into by and between Daiichi Sankyo Europe GmbH, a corporation organized and existing under the laws of Germany (“DSE”) and Esperion Therapeutics, Inc., a corporation organized and existing under the laws of the state of Delaware (“Esperion”).

Reference is hereby made to the License and Collaboration Agreement by and between DSE and Esperion, dated effective as of January 2, 2019, as amended from time to time (the “LCA”), and the Manufacturing and Supply Agreement by and between DSE and Esperion, dated effective as of July 30, 2019, as amended from time to time (the “Supply Agreement”). Capitalized terms not otherwise defined in this 1st Amendment shall have the meanings set forth in the LCA. DSE and Esperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

The Parties hereby agree to amend the LCA as of the 1st Amendment Effective Date as follows:

1.

Commercial Milestone Payment. Section 9.3 (Commercial Milestones) of the LCA requires DSE to pay Esperion a One Hundred and Fifty Million United States dollars ($150,000,000) commercial milestone payment upon the First Commercial Sale of a Licensed Product in the DSE Territory (the “Commercial Milestone Payment”). DSE and Esperion hereby agree that, notwithstanding anything in Section 9.3 (Commercial Milestones) of the LCA, DSE shall not be required to pay Esperion the Commercial Milestone Payment, provided DSE has paid Esperion the Regulatory Approval Transfer Payment set forth in paragraph 2 of this 1st Amendment.

2.	Regulatory Approval Transfer Payment. In consideration of the transfer by Esperion, acting through its representative FGK Representative Service GmbH, to DSE of the Regulatory

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Approval listed in Exhibit A to this 1st Amendment, DSE hereby agrees to pay to Esperion a one-time, non-creditable, non-refundable, non-reimbursable payment in the amount of One Hundred and Fifty Million United States dollars ($150,000,000) (the “Regulatory Approval Transfer Payment”). The Parties acknowledge and agree that prior to the 1st Amendment Effective Date, Esperion, acting through its representative FGK Representative Service GmbH, transferred to DSE the Regulatory Approval listed in Exhibit A to this 1st Amendment.  As such,  following the 1st Amendment Effective Date, Esperion shall within three (3) calendar days of the 1st Amendment Effective Date, invoice DSE for the Regulatory Approval Transfer Payment, and DSE shall pay Esperion the Regulatory Approval Transfer Payment no later than June 29, 2020, which payment shall be made in accordance with and subject to Sections 9.8 (Late Payments), 9.9 (Taxes) and 9.11 (Payment) of the LCA.

3.	Territory Expansion.
a.	DSE Territory. The definition of “DSE Territory” set forth in Section 1.35 of the LCA is hereby amended to include Turkey.
b.

Regulatory Approval. Notwithstanding anything in Sections 3.1 (Ownership of Regulatory Filings) and 3.2 (Responsibility for Regulatory Matters) of the LCA, solely with respect to Turkey, DSE’s designated Affiliate in Turkey shall be solely responsible, at its sole cost and expense, for all regulatory matters relating to such Licensed Product in Turkey, including obtaining Regulatory Approval for such Licensed Product in Turkey.

c.

Additional Right of Termination. If DSE fails to Commercialize, directly or indirectly through its Affiliate, the Licensed Product set forth in Schedule 1.77 of the LCA in Turkey within [***] following the date of receipt of Pricing and Reimbursement Approval, then either Party may upon written notice to the other Party terminate the LCA with respect to Turkey and the provisions of Sections 13.3.1 (Consequences of Termination or Expiration of this Agreement) and 13.4 (Special Consequences of Certain Terminations) shall apply with respect to such termination, mutatis mutandis.

d.

Royalty Payments. Notwithstanding anything in Section 9.4.1 (Royalty Rates) of the LCA, solely with respect to Turkey, the royalty rate applicable to the Net Sales of Licensed Product in Turkey shall [***] of the aggregate Net Sales of Licensed Product in Turkey. For clarity, Net Sales of Licensed Product in Turkey shall count as Net Sales for the purposes of determining the royalty rate tiers set forth in Section 9.4.1 (Royalty Rates) of the LCA and triggering the commercial milestone payments set forth in Section 9.3 (Commercial Milestones) of the LCA.

e.

Pricing. With respect to each Licensed Product that may be subject to global price referencing affecting markets outside Turkey (but other than with respect to Europe), DSE shall develop a “Turkey pricing strategy” for submission to Esperion. For clarity, DSE shall determine all pricing of Licensed Product in the Field in the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

DSE Territory (including Turkey), and Esperion shall not have the right to direct, control, or approve DSE’s pricing of Licensed Product in the Field in the DSE Territory (including Turkey).

4.

Right to Manufacture. Within [***] following the 1st Amendment Effective Date, the Parties shall negotiate in good faith and enter into an amendment to the Supply Agreement pursuant to which DSE, if required by applicable Laws to Manufacture the Licensed Product in Turkey, shall purchase from Esperion API (as defined in the Supply Agreement) for use by DSE to Manufacture Licensed Product in Turkey solely for subsequent Commercialization in Turkey at a price equal to [***]. For clarity, neither DSE nor its Affiliates or Third Party contract manufacturing organizations shall have the right to: (a) [***]; (b) [***]; or (c) [***].

5.

Confidentiality. The provisions of Section 7.1 (Nondisclosure Obligation) of the LCA are hereby incorporated into this 1st Amendment by reference and shall apply to this 1st Amendment, mutatis mutandis.

6.

Assignment. This 1st Amendment may not be assigned, nor may any right or obligation hereunder be assigned, by either Party without the prior written consent of the other Party, except that either Party may assign this 1st Amendment, and its rights and obligations hereunder, without the other Party’s prior written consent together with an assignment of the LCA in accordance with Section 14.2 (Assignment) of the LCA.

7.

Miscellaneous. The provisions of Sections 14.3 (Governing Law), 14.4 (Jurisdiction), 14.5 (Entire Agreement; Amendment), 14.11 (Notices) and 14.17 (Counterparts) of the LCA are hereby incorporated into this 1st Amendment by reference and shall apply to this 1st Amendment, mutatis mutandis.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the Parties have caused this 1st Amendment to be duly executed by their respective duly authorized officers as of the 1st Amendment Effective Date.

ESPERION THERAPEUTICS, INC.		DAIICHI SANKYO EUROPE GMBH

BY:	/s/ [***]	BY:	/s/ [***]
NAME:	[***]	NAME:	[***]
TITLE:	[***]	TITLE:	[***]

		BY:	/s/ [***]
		NAME:	[***]
		TITLE:	[***]

Exhibit A

Regulatory Approval

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